Exhibit (q)(1)

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint William L. Cobb, Jr., Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ H. Franklin Allen, Ph.D.
H. Franklin Allen, Ph.D.

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ William L. Cobb, Jr.
William L. Cobb, Jr.

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint William L. Cobb, Jr., Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ Andrew Phillips
Andrew Phillips

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint William L. Cobb, Jr., Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ Harry Wong
Harry Wong

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint William L. Cobb, Jr., Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ Mary Ann B. Wirts
Mary Ann B. Wirts

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint William L. Cobb, Jr., Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ Rebecca E. Duseau
Rebecca E. Duseau

THE GLENMEDE FUND, INC.

Power of Attorney

I hereby appoint William L. Cobb, Jr., Michael C. Addeo, Elizabeth A. Eldridge or Joshua M. Lindauer attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on June 2, 2026.

/s/ Roger Sayler
Roger Sayler